COMPASS MINERALS LITHIUM: ADDING TO OUR ESSENTIAL MINERALS PORTFOLIO RYAN BARTLETT, PH.D. SVP Lithium Commercial & Technology FASTMARKETS Lithium Supply and Battery Raw Materials June 27, 2022

2 FORWARD-LOOKING STATEMENTS AND OTHER DISCLAIMERS This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the company’s efforts to create a safe and inclusive workplace and the company’s lithium resource development, including the ability to utilize current capabilities and infrastructure, intended development phases and ultimate production volumes, construction of a DLE processing facility and conversion plant, ability to effectively manage the mineral lifecycle, expected competitive advantages, announcement of a technology provider and commercial strategic partnerships, engineering and project economics, construction, product pre-qualification and qualification, plant commissioning, emissions footprint, costs, lead time to delivering product, permitting, and relationships with stakeholders. Forward-looking statements are those that predict or describe future events or trends and that do not relate solely to historical matters. We use words such as “may,” “would,” “could,” “should,” “will,” “likely,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “forecast,” “outlook,” “project,” “estimate” and similar expressions suggesting future outcomes or events to identify forward-looking statements or forward- looking information. These statements are based on the company’s current expectations and involve risks and uncertainties that could cause the company’s actual results to differ materially. The differences could be caused by a number of factors, including without limitation (i) weather conditions, (ii) foreign exchange rates and the cost and availability of transportation for the distribution of the company’s products, (iii) pressure on prices and impact from competitive products, (iv) any inability by the company to successfully implement its strategic priorities or its cost-saving or enterprise optimization initiatives, (v) the risk that the company may not realize the expected financial or other benefits from the proposed development of its lithium mineral resource or its investment in Fortress North America, (vi) inflation, and (vii) impacts of the COVID-19 pandemic. For further information on these and other risks and uncertainties that may affect the company’s business, see the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s Transition Report on Form 10-KT for the transition period ended Sept. 30, 2021 and the company’s Quarterly Reports on Form 10-Q for the quarters ended December 31, 2021 and March 31, 2022 filed with the SEC, as well as the company’s other SEC filings. The company undertakes no obligation to update any forward-looking statements made in this presentation to reflect future events or developments, except as required by law. Because it is not possible to predict or identify all such factors, this list cannot be considered a complete set of all potential risks or uncertainties. The company has completed an initial assessment to define the lithium resource at Compass Minerals’ existing operations in accordance with applicable SEC regulations, including Subpart 1300. Pursuant to Subpart 1300, mineral resources are not mineral reserves and do not have demonstrated economic viability. The company’s mineral resource estimates, including estimates of the lithium resource, are based on many factors, including assumptions regarding extraction rates and duration of mining operations, and the quality of in-place resources. For example, the process technology for commercial extraction of lithium from brines with low lithium and high impurity (primarily magnesium) is still developing. Accordingly, there is no certainty that all or any part of the lithium mineral resource identified by the company’s initial assessment will be converted into an economically extractable mineral reserve.

COMPASS MINERALS AT-A-GLANCE

COMPASS MINERALS

~$837M in annual revenue[1]

Largest sulfate of potash (SOP) producer in the Western Hemisphere

~$175M Adjusted EBITDA[1,2]

Leading salt producer in North America and the U.K.

175+ years in operation

~2.4M metric tons LCE total lithium resource[3]

Focused on sustainability and safety

Our Workforce. We strive to create a safe and inclusive workplace where everyone has a voice and every voice matters

Our Communities. We value partnerships with local stakeholders and play an integral role in supporting local economies

Our Environment. We are dedicated to the responsible transformation of the Earth's natural resources while managing our environmental impact

1. The fiscal 2021 results are reported for the nine-month period from Jan. 1, 2021, to Sept. 30, 2021; Represents only the continuing operations of the company
2. Reflects continuing operations of the company; Non-GAAP measure; includes pro forma estimates
3. Technical Report Summary: Initial Assessment, Lithium Mineral Resource Estimate, Compass Minerals Ogden, Inc. GSL / Ogden Site; Report Date: July 13, 2021 estimate

Note: Compass Minerals is NYSE listed under the ticker CMP

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4 Building on our history as an essential minerals company Utilizing existing infrastructure to enable lithium production Leveraging natural processes for sustainable operations COMPASS MINERALS’ ADVANTAGES Visit compassminerals.com to view the video

ADVANTAGED OPERATOR IN THE GREAT SALT LAKE

COMPASS MINERALS

OUR LITHIUM RESOURCE


PHASE 2
(20-30k MT LCE)
Great Salt Lake – North Arm
PHASE 1
(10k MT LCE)
Bear River
East Ponds
West Ponds
Ogden
Weber River
Legend
Union Pacific RR Causeway
Behrens Trench
Brine flow through the lake
Existing pond structure
Great Salt Lake – South Arm
Provo and Jordan Rivers
Grantsville
Salt Lake City

Ogden has been operating for 50+ years and is expected to leverage current infrastructure to ramp up production of lithium at the site.

The advancement of our lithium project is intended to occur over the course of **two** distinct **development phases.**

Phase 1, on the east side of the Great Salt Lake, is where much of our **existing infrastructure** is currently located.

Phase 2 will provide the potential to build an additional DLE processing facility and conversion plant on the west side of the Great Salt Lake.

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Sustainable Lithium and Essential Mineral Lifecycle

It takes three years to move the minerals through our system and we believe we can manage this process to also be efficient for lithium production.



1
Four rivers feed the Great Salt Lake, carrying lithium and other minerals
South Arm
There is ~2.3 M MT of LCE in the Great Salt Lake
2
As brine flows into the North Arm, where Compass Minerals is located, lithium concentration increases
North Arm
3
Over time, brine concentrates in the ponds
Currently, lithium is co-extracted as part of the SOP and salt production process
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We plan to ultimately extract and process ~30-40 kMT of LCE per year with direct lithium extraction technology
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Once lithium is removed, the brine will be further processed to other products
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After salt, SOP and lithium extraction, brine can be returned to the ponds
There is ~127 kMT of LCE already concentrated in our ponds
The amount of minerals in the lake has stayed relatively constant over the last 50 years, even though lithium is concentrated in our process or returned to our ponds

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7 RIGOROUS EVALUATION OF DLE TECHNOLOGIES TO IDENTIFY THE BEST FIT FOR OUR BRINE RESOURCE CONTINUES • Compass Minerals has the advantage to trial multiple DLE technologies to determine the best fit for our resource and our brine • Compass Minerals has assessed five different technologies in the last three years • Two technologies have provided positive results in lithium recovery, magnesium rejection and low environmental impact • Pilot plants are on-site in Ogden, testing brine and different operating parameters in order to provide detailed data for technology selection, scalability and to help inform next stages of engineering • Compass Minerals expects to announce a technology provider during Summer 2022 1 +++ +++ +++ In Process 2 +++ ++ +++ In Process 3 ++ ++ ++ N/A 4 ++ + +++ N/A 5 ++ + +++ N/A DLE Technology Lithium Recovery Magnesium Rejection Low Environmental Impact Scalability Li Lithium 3 6,941 Mg Magnesium 12 3s2 24,305

BUILDING A TEAM OF TALENT WITH DIVERSE BACKGROUNDS AND EXPERIENCE



Chris Yandell
Head of Lithium

- <1 year at Compass Minerals
- 23 years of experience in chemical engineering, chemical production, and commercial leadership

ALBEMARLE | PRAXAIR | BASF



Ryan Bartlett
SVP, Lithium Commercial and Technology

- 5+ years at Compass Minerals
- 19 years of experience in innovation and product development, and commercial strategy

MONSANTO



Clint Parham
VP, Lithium Process and Technology

- <1 year at Compass Minerals
- 27 years of experience in chemical production including lithium

ALBEMARLE



Jordan Taylor
VP, Lithium Operations

- 2+ years at Compass Minerals
- 16 years of experience in mining operations, safety, engineering, and greenfield development

BHP | ANGLO AMERICAN | COVIA



Jake Prestwich
Senior Director, Projects - Lithium

- <1 year at Compass Minerals
- 20+ years of experience in project management

FLSMIDTH | RIO TINTO | DYNO NOBEL



Vinny Pires
Director, Lithium Strategy

- 2+ years at Compass Minerals
- 20+ years of experience in commercial strategy, strategic marketing, product management, and business development

COORSTEK | GERDAU



Grant Grunewald
Lithium Technical Product Manager

- <1 year at Compass Minerals
- 28 years of experience in the energy storage industry developing energy storage products

ENERSYS | HAWKER

ANTICIPATED PROJECT TIMELINE & KEY MILESTONES

COMPASS MINERALS

PHASE 1				PHASE 2
2022	**2023**	**2024**	**2025**	**2027+**
❑ Preliminary **Engineering** and Project **Economics** ❑ **DLE** Technology **Piloting** and **Selection** ❑ Commercial **Strategic Partnerships**	❑ **Detailed Engineering** ❑ **Start Construction**	❑ **DLE** Plant **Commissioning** ❑ **Finalize Construction**	❑ Full **Plant Commissioning** ❑ **Commercial** Scale **Product Qualification** ❑ **Commercial Sales** ❑ **Phase 2 Preliminary Engineering** and Project Economics	
~10k MT LCE				**~20-30k MT LCE**

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10 We anticipate a lower emissions footprint compared to other projects because we use brine that is already being processed We expect to be cost competitive due to synergy with existing operations As a long-standing, engaged operator on the Great Salt Lake, we have strong working relationships with local stakeholders We expect to have a low lead time to deliver our product domestically We do not expect any additional permitting to access our lithium resource and minimal additional permitting for production of lithium, including a conversion facility 10 CAPABLE AND READY TO DELIVER OUR VISION

THANK YOU COMPASSMINERALS.COM

APPENDIX

13 RECONCILIATION OF NON-GAAP INFORMATION Reconciliation for EBITDA and Adjusted EBITDA (unaudited, in millions) Nine months ended Sept. 30, 2021 2020 Net (loss) earnings from continuing operations $ 20.9 $ 27.9 Interest expense 44.3 47.2 Income tax (benefit) expense 14.2 10.3 Depreciation, depletion and amortization 89.8 87.7 EBITDA from continuing operations 169.2 173.1 Adjustments to EBITDA: Stock-based compensation - non cash 7.1 6.9 (Gain) loss on foreign exchange (0.6) (10.8) Other expense (income), net (0.3) 0.2 Adjusted EBITDA from continuing operations 175.4 169.4 Adjusted EBITDA from discontinued operations 26.2 38.5 Adjusted EBITDA $ 201.6 $ 207.9 EBITDA from continuing operations margin 20.2% 24.9% Adjusted EBITDA from continuing operations margin 21.0% 24.3%